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                                                                    EXHIBIT 23.3

                    [LETTERHEAD OF JONES, JENSEN & COMPANY]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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December 13, 1996


Trans Energy
St. Marys, West Virginia

We hereby consent to the use of our audit report dated November 27, 1996 in the Form SB-2 registration statement of Trans Energy, Inc.

  /s/ Jones, Jensen & Company
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   Jones, Jensen & Company